                                                                   Exhibit 10.15

                       NONSTANDARDIZED ADOPTION AGREEMENT
                 PROTOTYPE CASH OR DEFERRED PROFIT-SHARING PLAN

                                  SPONSORED BY

                            RETIREMENT ALLIANCE, INC.

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #01.

I.       EMPLOYER INFORMATION

         If more than one Employer is adopting the Plan, complete this section based on the lead Employer. Additional Employers who are members of the same controlled group or affiliated service group may adopt this Plan by completing and executing Section XX(A) of the Adoption Agreement.

         A.   Name And Address:

              Sontra Medical Corporation
              58 Charles Street
              Cambridge, MA 02141

         B.   Telephone Number:           617-494-5337

         C.   Employer's Tax ID Number:   04-3420327

         D.   Form Of Business:

              [ ]   1.   Sole Proprietor

              [ ]   2.   Partnership

              [X]   3.   Corporation

              [ ]   4.   S Corporation

              [ ]   5.   Limited Liability Company

              [ ]   6.   Limited Liability Partnership

              [ ]   7.   _____________________________

         E.   Is The Employer Part Of A Controlled Group?  [ ]  YES     [X]  NO
              Part Of An Affiliated Service Group?         [ ]  YES     [X]  NO

         F.   Name Of Plan: Sontra Medical, Inc. 401(k) Retirement Plan

         G.   Three Digit Plan Number: 001

         H.   Employer's Tax Year End: 12/31

         I.   Employer's Business Code: 541700

II.      EFFECTIVE DATE

         A.   New Plan:

              This is a new Plan having an Effective Date of _________________.

         B.   Amended and Restated Plans:

              This is an amendment or restatement of an existing Plan. The initial Effective Date of the Plan was ________________________________________. The Effective Date of
              this amendment or restatement is __________________________.

                                        1            Section 401(k) Plan AA #010

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         C.   Amended or Restated Plans for GUST:

              This is an amendment or restatement of an existing Plan to comply with GUST [The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub.
              L. 105-34 (TRA'97); The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA), and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 (CRA). The initial Effective Date of the Plan was 1/1/99. Except as provided for in the Plan, the Effective Date of this amendment or restatement is 1/1/02. (The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions of GUST.)

              Pursuant to Code Section 411(d)(6) and the Regulations issued thereunder, an Employer cannot reduce, eliminate or make subject to Employer discretion any Code Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in the Basic Plan Document #01, the Employer may complete Schedule A as an addendum to this Adoption Agreement. Schedule A describes such protected benefits and shall become part of this Plan. If a prior plan document contains a plan feature not provided for in the Basic Plan Document #01, the Employer may attach Schedule B describing such feature. Provisions listed on Schedule B are not covered by the IRS Opinion Letter issued with respect to the Basic Plan Document #01.

         D.   Effective Date for Elective Deferrals:

              If different from above, the Elective Deferral provisions shall be effective __________________________.

III.     DEFINITIONS

         A.   "Compensation"

              Select the definition of Compensation, the Compensation Computation Period, any Compensation Dollar Limitation and Exclusions from Compensation for each Contribution Type from the options listed below. Enter the letter of the option selected on the lines provided below. Leave the line blank if no election needs to be made.

                                                  COMPENSATION                     EXCLUSIONS
              EMPLOYER             COMPENSATION   COMPUTATION   COMPENSATION       FROM
              CONTRIBUTION TYPE    DEFINITION     PERIOD        DOLLAR LIMITATION  COMPENSATION
              ---------------------------------------------------------------------------------
              All Contributions         b              a        $                        a
              ---------------------------------------------------------------------------------
              Elective Deferrals                                $
              ---------------------------------------------------------------------------------
              Voluntary After-tax                               $
              ---------------------------------------------------------------------------------
              Required After-tax                                $
              ---------------------------------------------------------------------------------
              Safe Harbor                                       $
              ---------------------------------------------------------------------------------
              Non-Safe Harbor
              Match Formula 1                                   $
              ---------------------------------------------------------------------------------
              QNEC/QMAC                                         $
              ---------------------------------------------------------------------------------
              Discretionary                                     $
              ---------------------------------------------------------------------------------
              Non-Safe Harbor
              Match Formula 2                                   $
              ---------------------------------------------------------------------------------

                                        2            Section 401(k) Plan AA #010

              ANTIDISCRIMINATION   COMPENSATION   COMPENSATION         COMPENSATION
              TESTS                DEFINITION     COMPUTATION PERIOD   DOLLAR LIMITATION
              --------------------------------------------------------------------------
              ADP/ACP                   b                 a            $
              --------------------------------------------------------------------------

              Compensation Computation Periods must be consistent for all contribution types, except discretionary. If different Computation Periods are selected, the selection for ADP/ACP testing will be deemed to be the election for all purposes except for Discretionary Contributions.

              1.    Compensation Definition:

                    a. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source.

                    b. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions added.

                    c.   Code Section 6041/6051 - Income reportable on Form W-2.

                    d. Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions added.

                    e. Code Section 415 - All income received for services performed for the Employer.

                    f. Code Section 415 - All income received for services performed for the Employer, with all pre-tax contributions excluded.

                    The Code Section 415 definition will always apply with respect to sole proprietors and partners.

              2.    Compensation Computation Period:

                    a. Compensation paid during a Plan Year while a Participant.

                    b.   Compensation paid during the entire Plan Year.

                    c.   Compensation paid during the Employer's fiscal year.

                    d.   Compensation paid during the calendar year.

              3. Compensation Dollar Limitation: The dollar limitation section does not need to be completed unless Compensation of less than the Code Section 401(a)(17) limit of $160,000 (as indexed) is to be used.

              4.    Exclusions from Compensation (non-integrated plans only):

                    a. There will be no exclusions from Compensation under the Plan.

                    b. Any amount included in a Participant's gross income due to the application of Code Sections 125, 132(f)(4), 402(h)(1)(B), 402(e) or 403(b) will be excluded from the definition of Compensation under the Plan.

                    c.   Overtime

                    d.   Bonuses

                    e.   Commissions

                    f. Exclusion applies only to Participants who are Highly Compensated Employees.

                                        3            Section 401(k) Plan AA #010

                    g.   Severance pay

                    h.   Holiday and vacation pay

                    i.   Other: _______________________________________________

         B.   "Disability"

         [X]  1.    As defined in paragraph 1.26 of the Basic Plan Document #01.

         [ ]  2.    As defined in the Employer's Disability Insurance Plan.

         [ ]  3.    An  individual  will be  considered  to be  disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration. An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner as the Secretary may prescribe.

         C. "Highly Compensated Employees - Top-Paid Group Election" For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan, as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

         [X]  1.    Top-Paid Group Election:

                    In determining who is a Highly Compensated Employee, the Employer makes the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

         [ ]  2.    Calendar Year Data Election:

                    If the Plan Year is not the calendar year, the prior year computation period for purposes of determining if an Employee earned more than $80,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

         D.   "Hour Of Service"

              Hours shall be determined by the method selected below. The method selected shall be applied to all Employees covered under the Plan as follows:

         [ ]  1.    Not  applicable.  For all  purposes  under  the  Plan,  a
                    Year of Service (Period of Service) is defined as Elapsed
                    Time.

         [X]  2.    On the basis of actual hours for which an Employee is paid or entitled to payment.

         [ ]  3.    On the basis of days  worked.  An  Employee  shall be
                    credited with ten (10) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the day.

         [ ]  4.    On the basis of weeks  worked.  An  Employee  shall be
                    credited with forty-five (45) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the week.

         [ ]  5.    On the basis of  semi-monthly  payroll  periods.  An
                    Employee shall be credited with

                                        4            Section 401(k) Plan AA #010
                    ninety-five (95) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

         [ ]  6.    On the basis of months  worked.  An Employee  shall be
                    credited with one-hundred-ninety (190) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the month.

         E.   "Integration Level"

         [ ]  1.    Not applicable.  The Plan's allocation formula is not
                    integrated with Social Security.

         [X]  2.    The  maximum  earnings   considered  wages  for  such  Plan
                    Year for Social Security withholding purposes without regard to Medicare.

         [ ]  3.    ________%  (not more than  100%) of the amount  considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

         [ ]  4.    $________,  provided  that such amount is not in excess of the amount determined under paragraph (E)(2) above.

         [ ]  5.    One  dollar  over 80% of the  amount  considered  wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

         [ ]  6.    20% of the  maximum  earnings  considered  wages for such
                    Plan Year for Social Security withholding purposes without regard to Medicare.

         F.   "Limitation Year"

              Unless elected otherwise below, the Limitation Year shall be the Plan Year.

              The 12-consecutive month period commencing on January 1 and ending on December 31.

              If applicable, there will be a short Limitation Year commencing on _________________________ and ending on _________________________.
              Thereafter, the Limitation Year shall end on the date specified above.

         G.   "Net Profit"

         [X]  1.    Not applicable.  Employer contributions to the Plan are not conditioned on profits.

         [ ]  2.    Net Profits are defined as follows:

              [ ]   a.   As defined in paragraph 1.61 of Basic Plan
                         Document #01.

              [ ]   b.   Net Profits  will be defined in a uniform and
                         nondiscriminatory manner which will not result in a deprivation of an eligible Participant of any Employer
                         Contribution.

                    c. Net Profits are required for the following contributions:

                    [ ]  i.      Employer Non-Safe Harbor Match Formula 1.

                    [ ]  ii.     Employer Non-Safe Harbor Match Formula 2.

                    [ ]  iii.    Employer QNEC and QMAC.

                    [ ]  iv.     Employer discretionary.

              Elective Deferrals can always be contributed regardless of profits. Top-Heavy minimums

                                        5            Section 401(k) Plan AA #010
              are required regardless of profits.

         H.   "Plan Year"

              The 12-consecutive month period commencing on January 1 and ending on December 31.

              If applicable, there will be a short Plan Year commencing on _________________________ and ending on _________________________.
              Thereafter, the Plan Year shall end on the date specified above.

         I.   "QDRO Payment Date"

         [X]  1.    The date the QDRO is determined to be qualified.

         [ ]  2.    The  statutory  age 50  requirement  applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

         J.   "Qualified Joint and Survivor Annuity"

         [X]  1.    Not  applicable.  The Plan is not  subject  to  Qualified
                    Joint and Survivor Annuity rules. The safe harbor provisions of paragraph 8.7 of the Basic Plan Document #01 apply. The normal form of payment is a lump sum. No annuities are offered under the Plan.

         [ ]  2.    The normal  form of payment is a lump sum.  The Plan does
                    provide for annuities as an optional form of payment at
                    Section XVIII(C) of the Adoption Agreement. Joint and
                    Survivor rules are avoided unless the Participant elects to receive his or her distribution in the form of an annuity.

         [ ]  3.    The Joint and Survivor  Annuity rules are  applicable  and the survivor annuity will be __________% (50%, 66-2/3%, 75%
                    or 100%) of the annuity payable during the lives of the Participant and his or her Spouse. If no selection is specified, 50% shall be deemed elected.

         K.   "Qualified Preretirement Survivor Annuity"

              Do not complete this section if paragraph (J)(1) was elected.

         [ ]  1.    The Qualified  Preretirement  Survivor Annuity shall be 100%
                    of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

         [ ]  2.    The Qualified  Preretirement  Survivor Annuity shall be 50%
                    of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

         L.   "Valuation of Plan Assets"

              The assets of the Plan shall be valued on the last day of the Plan Year and on the following Valuation Date(s):

         [ ]  1.    There are no other mandatory Valuation Dates.

         [X]  2.    The Valuation Dates are applicable for the contribution type specified below:

                                        6            Section 401(k) Plan AA #010

                           CONTRIBUTION TYPE                VALUATION DATE
                    -----------------------------------------------------------
                    All Contributions                              a
                    -----------------------------------------------------------
                    Elective Deferrals
                    -----------------------------------------------------------
                    Voluntary After-tax
                    -----------------------------------------------------------
                    Required After-tax
                    -----------------------------------------------------------
                    Safe Harbor
                    -----------------------------------------------------------
                    Non-Safe Harbor Match Formula 1
                    -----------------------------------------------------------
                    QNEC/QMAC
                    -----------------------------------------------------------
                    Discretionary
                    -----------------------------------------------------------
                    Non-Safe Harbor Match Formula 2
                    -----------------------------------------------------------

                    a.   Daily valued.

                    b.   The last day of each month.

                    c.   The last day of each quarter in the Plan Year.

                    d.   The last day of each semi-annual period in the Plan
                         Year.

                    e.   At the discretion of the Plan Administrator.

                    f.   Other: _____________________________________________.

                                        7            Section 401(k) Plan AA #010

IV.      ELIGIBILITY REQUIREMENTS

         Complete the following using the eligibility requirements as specified for each contribution type. To become a Participant in the Plan, the Employee must satisfy the following eligibility requirements.

                                                                      ELIGIBILITY
                                    MINIMUM  SERVICE      CLASS       COMPUTATION
         CONTRIBUTION TYPE          AGE      REQUIREMENT  EXCLUSIONS  PERIOD       ENTRY DATE
         ------------------------------------------------------------------------------------
         All Contributions            21        1          1, 2          2           3
         ------------------------------------------------------------------------------------
         Elective Deferrals
         ------------------------------------------------------------------------------------
         Voluntary After-tax
         ------------------------------------------------------------------------------------
         Required After-tax
         ------------------------------------------------------------------------------------
         Safe Harbor Contribution*
         ------------------------------------------------------------------------------------
         Non-Safe Harbor Match -
         Formula 1
         ------------------------------------------------------------------------------------
         QNECs
         ------------------------------------------------------------------------------------
         QMACs
         ------------------------------------------------------------------------------------
         Employer Discretionary
         ------------------------------------------------------------------------------------
         Non-Safe Harbor Match -
         Formula 2
         ------------------------------------------------------------------------------------

         *If any age or Service requirement selected is more restrictive than that which is imposed on any Employee contribution, that group of Employees will be subject to the ADP and/or ACP testing as prescribed under IRS Notices 98-52, 2000-3 and any applicable IRS Regulations.

         A.   Age:

              1.    No age requirement.

              2. Insert the applicable age in the chart above. The age may not be more than 21.

         B.   Service:

              1.    No Service requirement.

              2. _______ months of Service (insert number of months applicable to the specified contribution type).

              3. _______ months of Service (insert number of months applicable to the specified contribution type).

              4.    1 Year of Service or Period of Service.

              5.    2 Years of Service or Periods of Service.

              6. 1 Expected Year of Service. May enter after six (6) months of actual Service.

              7. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

              8. 1 Expected Year of Service. May enter after __________ months of actual Service [must be less than one (1) Year].

                                        8            Section 401(k) Plan AA #010

              9. Completion of ___________ Hours of Service within the ___________ month(s) time period following an Employee's commencement of employment.

              No more than 83 1/3 Hours of Service may be required during each such month; provided, however, that the Employee shall become a Participant no later than upon the completion of 1,000 Hours of Service within an Eligibility Computation Period and the attainment of the minimum age requirement.

              The maximum Service requirement for Elective Deferrals is 1 year. For all other contributions, the maximum is 2 years. If a Service requirement greater than 1 year is selected, Participants must be 100% vested in that contribution.

              A Year of Service for eligibility purposes is defined as follows (choose one):

              Do not enter this definition in the table above.

         [ ]  10.   Not applicable.  There is no Service requirement.

         [X]  11.   Not  applicable.  The  Plan  is  using  Expected  Year  of
                    Service  or  has  a  Service requirement of less than one
                    (1) year.

         [ ]  12.   Hours  of  Service  method.  A Year of  Service  will be
                    credited upon completion of ____________ Hours of Service. A
                    Year of Service for eligibility purposes may not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

         [ ]  13.   Elapsed Time method.

         C.   Employee Class Exclusions:

              1. Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits were the subject of good faith bargaining and if two percent or less of the Employees are covered pursuant to the agreement are professionals as defined in Section 1.410(b)-9 of the Regulations. For this purpose, the term "employee representative" does not include any organization more than half of whose members are owners, officers, or executives of the Employer.

              2.    Employees   who  are   non-resident   aliens   [within  the
                    meaning of Code Section 7701(b)(1)(B)] who receive no Earned Income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861(a)(3)].

              3.    Employees compensated on an hourly basis.

              4.    Employees compensated on a salaried basis.

              5.    Employees compensated on a commission basis.

              6.    Leased Employees.

              7.    Highly Compensated Employees.

              8. The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows: __________________________________________________
                    ___________________________________________________________

         D. Eligibility Computation Period: The initial Eligibility Computation Period shall commence on the date on which an Employee first performs an Hour of Service and the first anniversary

                                        9            Section 401(k) Plan AA #010
              thereof. Each subsequent Computation Period shall commence on:

              1. Not applicable. The Plan has a Service requirement of less than one (1) year or uses the Elapsed Time method to determine eligibility.

              2. The anniversary of the Employee's employment commencement date and each subsequent 12-consecutive month period thereafter.

              3. The first day of the Plan Year which commences prior to the first anniversary date of the Employee's employment commencement date and each subsequent Plan Year thereafter.

         E.   Entry Date Options:

              1. The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

              2. The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements.

              3. The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

              4. The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

              5. The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age 20 1/2.

              6. The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

              7. The first day of the Plan Year during which the Employee meets the eligibility requirements. This option can only be selected for Employer related contributions.

              8.    The Employee's date of hire.

         F.   Employees on Effective Date:

         [X]  1.    All  Employees  will be  required  to  satisfy  both  the
                    age and Service requirements specified above.

         [ ]  2.    Employees  employed  on the  Plan's  Effective  Date  do not have to satisfy the age requirement specified above.

         [ ]  3.    Employees  employed  on the Plan's  Effective  Date do not have to satisfy the Service requirement specified above.

         G.   Special Waiver of Eligibility Requirements:

              The age and/or Service eligibility requirements specified above shall be waived for those eligible Employees who are employed on the following date for the contribution type(s) specified. This waiver applies to either the age or service requirement or both as elected below:

                                       10            Section 401(k) Plan AA #010

                           WAIVER OF AGE  WAIVER OF SERVICE
              WAIVER DATE  REQUIREMENT    REQUIREMENT        CONTRIBUTION TYPE
              ------------------------------------------------------------------------------
                                                             All Contributions
              ------------------------------------------------------------------------------
                                                             Elective Deferrals
              ------------------------------------------------------------------------------
                                                             Employer Discretionary
              ------------------------------------------------------------------------------
                                                             Non-Safe Harbor Match Formula 1
              ------------------------------------------------------------------------------
                                                             Safe Harbor Contribution
              ------------------------------------------------------------------------------
                                                             QNEC
              ------------------------------------------------------------------------------
                                                             QMAC
              ------------------------------------------------------------------------------
                                                             Non-Safe Harbor Match Formula 2

V.       RETIREMENT AGES

         A.   Normal Retirement:

         [X]  1.    Normal Retirement Age shall be age 65  (not to exceed 65).

         [ ]  2.    Normal  Retirement  Age shall be the later of attaining
                    age ________ (not to exceed age 65) or the ________ (not to exceed the fifth) anniversary of the first day of the first
                    Plan Year in which the Participant commenced participation in the Plan.

              3.    The Normal Retirement Date shall be:

              [X]   a.   as of the date the Participant attains Normal
                         Retirement Age.

              [ ]   b.   the first day of the month  next  following  the
                         Participant's attainment of Normal Retirement Age.

         B.   Early Retirement:

         [ ]  1.    Not applicable.

         [X]  2.    The  Plan  shall  have  an  Early  Retirement  Age of 55
                    (not less than age 55) and completion of 0 Years of Service.

              3.    The Early Retirement Date shall be:

              [X]   a.   as of the date the Participant attains Early
                         Retirement Age.

              [ ]   b.   the first day of the month  next  following  the
                         Participant's  attainment  of Early Retirement Age.

VI.      EMPLOYEE CONTRIBUTIONS

         A.   Elective Deferrals:

         [ ]  1.    Up to ____________%.

         [ ]  2.    Participants  shall  be  permitted  to make  Elective
                    Deferrals in any amount from a minimum of _______% to a maximum of _______% of their Compensation not to exceed
                    $_____________.

         [ ]  3.    Participants  shall be permitted  to make  Elective
                    Deferrals in a flat dollar amount from a minimum of $______________ to a maximum of $_____________, not to exceed ______% of their Compensation.

         [X]  4.    Up to the  maximum  percentage  of  Compensation  and dollar amount permissible under Section 402(g) of the Internal
                    Revenue Code not to exceed the limits of Code Sections
                    401(k), 404 and 415.

                                       11            Section 401(k) Plan AA #010

         B.   Bonus Option:

         [ ]  1.    Not applicable.

         [X]  2.    Bonuses  paid by the Employer are included in the definition of Compensation and the Employer permits a Participant to amend their deferral election to defer to the Plan, an amount not to exceed 100% or $_________ of any bonus received by the Participant for any Plan Year.

         C. Automatic Enrollment: The Employer elects the automatic enrollment provisions as follows:

         [ ]  1.    New Employees. Employees who have not met the eligibility
                    requirements shall have Elective Deferrals withheld in the amount of ________% of Compensation or $________ of Compensation upon entering the Plan.

         [ ]  2.    Current Participants. Current Participants who are deferring at a percentage less than the amount selected herein shall have Elective Deferrals withheld in the amount of ________% of Compensation or $________ of Compensation.

         [ ]  3.    Current Employees. Employees who are eligible to participate but not deferring shall have Elective Deferrals withheld in the amount of ______ % of Compensation or $_________ of Compensation.

              Employees and Participants shall have the right to amend the stated automatic Elective Deferral percentage or receive cash in lieu of deferral into the Plan.

         D.   Voluntary After-tax Contributions:

         [X]  1.    The Plan does not permit Voluntary After-tax Contributions.

         [ ]  2.    Participants may make Voluntary After-tax Contributions in any amount from a minimum of ________% to a maximum of ______% of their Compensation or a flat dollar amount from a minimum of $____________ to a maximum of $______________.

              If recharacterization of Elective Deferrals has been elected at
              Section XII(D) in this Adoption Agreement, Voluntary After-tax Contributions must be permitted in the Plan by completing the section above.

         E.   Required After-tax Contributions (Thrift Savings Plans only):

         [X]  1.    The Plan does not permit Required After-tax Contributions.

         [ ]  2.    Participants shall be required to make Required After-tax
                    Contributions as follows:

              [ ]   a.   ________% of Compensation.

              [ ]   b.   A percentage determined by the Employee.

         F.   Rollover Contributions:

         [ ]  1.    The Plan does not accept Rollover Contributions.

         [ ]  2.    Participants may make Rollover Contributions after meeting the eligibility requirements for participation in the Plan.

         [X]  3.    Employees may make Rollover Contributions prior to meeting the eligibility

                                       12            Section 401(k) Plan AA #010
                    requirements for participation in the Plan.

         G.   Elective Plan to Plan Transfer Contributions:

         [X]  1.    The Plan does not accept Transfer Contributions.

         [ ]  2.    Participants may make Transfer Contributions after meeting the eligibility requirements for participation in the Plan.

         [ ]  3.    Employees may make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

         H.   Changes to Elective Deferrals:

              Participants shall be permitted to terminate their Elective Deferrals at any time upon proper and timely notice to the Employer. Modifications to Participants' Elective Deferrals will become effective on a prospective basis as provided for below:

         [ ]  1.    On a daily basis.

         [ ]  2.    Upon _____ (not to exceed 90) days notice to the Plan
                    Administrator.

         [X]  3.    On the first day of each quarter.

         [ ]  4.    On the first day of the next month.

         [ ]  5.    The beginning of the next payroll period.

         I.   Reinstatement of Elective Deferrals:

              Participants who terminate their Elective Deferrals shall be permitted to reinstate their Elective Deferrals on a prospective basis as provided for below:

         [ ]  1.    On a daily basis.

         [ ]  2.    Upon _____ (not to exceed 90) days notice to the Plan
                    Administrator.

         [X]  3.    On the first day of each quarter.

         [ ]  4.    On the first day of the next month.

         [ ]  5.    The beginning of the next payroll period.

VII.     SAFE HARBOR PLAN PROVISIONS

[ ] The Employer elects to comply with the Safe Harbor Cash or Deferred Arrangement provisions of Article XI of Basic Plan Document #01 and elects one of the following contribution formulas:

         A.   Safe Harbor Tests:

         [ ]  1.    Only the ADP and not the ACP Test Safe Harbor provisions are applicable.

         [ ]  2.    Both the ADP and ACP Test Safe Harbor provisions are
                    applicable. If both ADP and ACP provisions are applicable:

              [ ]   a.   No additional Matching Contributions will be made in
                         any Plan Year in which the Safe Harbor provisions are used.

                                       13            Section 401(k) Plan AA #010

              [ ]   b.   The Employer may make Matching Contributions in
                         addition to any Safe Harbor Matching Contributions elected below. (Complete provisions in Article VIII regarding Matching Contributions that will be made in addition to those Safe Harbor Matching Contributions made below.)

[ ]      B.   Designation of Alternate Plan to Receive Safe Harbor Contribution:

              If the Safe Harbor Contribution as elected below is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is: ____________________________________
              _________________________________________________________________

[ ]      C.   Basic Matching Contribution Formula:

              Matching Contributions will be made on behalf of Participants in an amount equal to 100% of the amount of the Eligible Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation and 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but that do not exceed 5% of the Participant's Compensation.

[ ]      D.   Enhanced Matching Contribution Formula:

              Matching Contributions will be made in an amount equal to the sum of:

         [ ]  1.    _________% (may not be less than 100%) of the Participant's
                    Elective Deferrals that do not exceed _________% (if more than 6% or if left blank, the ACP Test will apply) of the Participant's Compensation, plus

         [ ]  2.    _________% of the Participant's Elective Deferrals that
                    exceed _________% of the Participant's Compensation but do not exceed _________% (if more than 6% or if left blank the ACP Test will apply) of the Participant's Compensation.

              This section must be completed so that at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution received if the Employer used the Basic Matching Contribution Formula. The rate of match cannot increase as Elective Deferrals increase. If an additional discretionary match is made, the dollar amount may not exceed 4% of the Participant's Compensation.

[ ]      E.   Guaranteed Non-Elective Contribution Formula:

              The Employer shall make a Non-Elective Contribution equal to _________% (not less than 3%) of the Compensation of each Eligible Participant.

[ ]      F.   Flexible Non-Elective Contribution Formula:

              This provision provides the Employer with the ability to amend the Plan to comply with the Safe Harbor provisions during the Plan Year. To provide such option, the Employer must amend the Plan and indicate on Schedule D that the Safe Harbor Non-Elective Contribution (not less than 3%) will be made for the specified Plan Year. Such election must comply with all the applicable notice requirements.

              Additional Non-Safe Harbor contributions may be made to the Plan pursuant to Article XI of Basic Plan Document #01.

[ ]      G.   Limitations on Safe Harbor Matching Contributions:

              If a Safe Harbor Matching Contribution is made to the Plan:

         [ ]  1.    The Employer will annualize the Safe Harbor Matching
                    Contributions.

                                       14            Section 401(k) Plan AA #010

         [ ]  2.    The Employer will not annualize the Safe Harbor Matching
                    Contributions and elects to match actual Elective Deferrals made:

              [ ]   a.   on a  payroll basis.

              [ ]   b.   on a monthly basis.

              [ ]   c.   on a Plan Year quarterly basis.

                    If no election is made, the payroll period method will be used. If one of the Matching Contribution calculation periods at Section VII(G)(2) above is selected Matching Contributions must be deposited to the Plan not later than the last day of the calendar quarter next following the quarter following to which they relate.

         If the Safe Harbor Plan provisions are elected, the antidiscrimination tests at Article XI of the Basic Plan Document #01 are not applicable. Safe Harbor Contributions made are subject to the withdrawal restrictions of Code Section 401(k)(2)(B) and Treasury Regulations
         Section 1.401(k)-1(d); such contributions (and earnings thereon) must not be distributable earlier than separation from Service, death, Disability, an event described in Code Section 401(k)(10), or in the case of a profit-sharing or stock bonus plan, the attainment of age 59 1/2. Safe Harbor Contributions are NOT available for Hardship withdrawals.

         The ACP Test Safe Harbor is automatically satisfied if the only Matching Contribution to the Plan is either a Basic Matching Contribution or an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation. For Plans that allow Voluntary or Required After-tax Contributions, the ACP Test is applicable with regard to such contributions.

         Employees eligible to make Elective Deferrals to this Plan must be eligible to receive the Safe Harbor Contribution in the Plan listed above, to the extent required by IRS Notices 98-2 and 2000-3.

                                       15            Section 401(k) Plan AA #010

VIII.    EMPLOYER CONTRIBUTIONS

         The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited by Compensation earned in the Limitation Year which ends with or within such Plan Year.

         Do not complete this Section of the Adoption Agreement if the Plan only offers a Safe Harbor Contribution. A Plan that offers both a Safe Harbor Matching Contribution as well as an additional Matching Contribution which is specified below, must complete both Sections VII and VIII of the Adoption Agreement.

         A.   Matching Employer Contribution:

              Select the Matching Contribution Formula, Computation Period and special Limitations for each contribution type from the options listed below. Enter the letter of the option(s) selected on the lines provided. Leave the line blank if no election is required.

                             NON-SAFE                              NON-SAFE
                             HARBOR     MATCHING                   HARBOR     MATCHING
              TYPE OF        MATCHING   COMPUTATION                MATCHING   COMPUTATION
              CONTRIBUTION   FORMULA 1  PERIOD        LIMITATIONS  FORMULA 2  PERIOD       LIMITATIONS
              ----------------------------------------------------------------------------------------
              Elective           c           d
              Deferrals
              ----------------------------------------------------------------------------------------
              Voluntary
              After-tax
              ----------------------------------------------------------------------------------------
              Required
              After-tax
              ----------------------------------------------------------------------------------------
              403(b)
              Deferrals
              ----------------------------------------------------------------------------------------

              If any election is made with respect to "403(b) Deferrals" above, and if this Plan is used to fund any Employer Contributions, Employer Contributions will be based on the Elective Deferrals made to an existing 403(b) plan sponsored by the Employer.

              Name of corresponding 403(b) plan: ______________________________

              1.    Matching Contribution Formulas:

                    Elective Deferral Matching Contribution Formulas:

                    a. Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to _________% of the Participant's Elective Deferrals up to a maximum of _________% or $_________ of Compensation.

                    b. Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $________ if the Participant who contributes at least ________% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                                       16            Section 401(k) Plan AA #010

                    c. Discretionary Match: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer. If this Plan is also utilizing a Safe Harbor Contribution, pursuant to
                         Section VII of this Adoption Agreement, Discretionary Matching Contributions may not exceed 4% of Compensation.

                    d. Tiered Match: The Employer shall contribute to each eligible Participant's account an amount equal to:

                         ________% of the first ________% of the Participant's Compensation contributed, and

                         ________% of the next ________% of the Participant's Compensation contributed, and

                         ________% of the next ________% of the Participant's Compensation contributed.

                         The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                         The percentages specified above may not increase as the percentage of Participant's contribution increases.

                    e. Percentage of Compensation Match: The Employer shall contribute to each eligible Participant's account ________% of Compensation if the eligible Participant contributes at least ________% of Compensation.

                         The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                    f. Proportionate Compensation Match: The Employer shall contribute to each eligible Participant who defers at least ________% of Compensation, an amount determined by multiplying such Employer Matching Contribution by a fraction, the numerator of which is the Participant's Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation.

                         The Employer's contribution will be made up to the [ ] greater of [ ] lesser of _________% of Compensation, or $__________.

                    g. Length of Service Match: The Employer shall make Matching Contributions equal to the formula determined under the following schedule:

                         Participant's Total     Matching
                         Years of Service        Contribution Formula
                         -------------------     --------------------
                         _________               ____________________
                         _________               ____________________
                         _________               ____________________

                         Each separate matching percentage contribution must satisfy Code Section 401(a)(4) nondiscrimination requirements and the ACP test.

                    Voluntary After-tax Matching Contribution Formulas:

                    h. Percentage of Deferral Match: The Employer shall contribute to each eligible

                                       17            Section 401(k) Plan AA #010

                         Participant's account an amount equal to ______% of the Participant's Voluntary After-tax Contributions up to a maximum of ______% or $__________ of Compensation.

                    i. Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $________ if the Participant at contributes least ________% or $________ of Compensation. The Employer's contribution will be made up to a maximum of _____% of Compensation.

                    j. Discretionary Match: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                    Required After-tax Matching Contribution Formulas:

                    k. Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's Required After-tax Contributions up to a maximum of ________% or $__________ of Compensation.

                    l. Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least _______% or $__________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                    m. Discretionary Match: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                    If the Matching Contribution formula selected by the Employer is 100% vested and may not be distributed to the Participant before the earlier of the date the Participant separates from Service, retires, becomes disabled, attains 59 1/2, or dies, it may be treated as a Qualified Matching Contribution.

                    403(b) Matching Contribution Formulas:

                    n. Percentage of Deferral Match: The Employer shall contribute to each eligible Participant's account an amount equal to ________% of the Participant's 403(b) Deferrals up to a maximum of ________% or $__________ of Compensation.

                    o. Uniform Dollar Match: The Employer shall contribute to each eligible Participant's account $________ if the Participant contributes at least ______% or $___________ of Compensation. The Employer's contribution will be made up to a maximum of ______% of Compensation.

                    p. Discretionary Match: The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year. The Matching Contribution shall be contributed to each eligible Participant in accordance with the nondiscriminatory formula determined by the Employer.

                                       18            Section 401(k) Plan AA #010

              2. Matching Contribution Computation Period: The Compensation or any dollar limitation imposed in calculating the match will be based on the period selected below. Matching Contributions will be calculated on the following basis:

                    a.   Weekly

                    b.   Bi-weekly

                    c.   Semi-monthly

                    d.   Monthly

                    e.  Quarterly

                    f.  Semi-annually

                    g.  Annually

                    h.  Payroll Based

                    The calculation of Matching Contributions based on the Computation Period selected above has no applicability as to when the Employer remits Matching Contributions to the Trust.

              3.    Limitations on Matching Formulas:

                    a. Annualization of Matching Contributions. The Employer elects to annualize Matching Contributions made to the Plan.

                         If this election is not made, Matching Contributions will not be annualized.

                    b. Contributions to Participants who are not Highly Compensated Employees: Contribution of the Employer's Matching Contribution will be made only to eligible Participants who are Non-Highly Compensated Employees.

                    c. Deferrals withdrawn prior to the end of the Matching Computation Period: Matching Contributions (whether or not Qualified) will not be made on Employee contributions withdrawn prior to the end of the [ ] Matching Computation Period, or [ ] Plan Year.

                         If elected [ ], this requirement shall apply in the event of a withdrawal occurring as the result of a termination of employment for reasons of retirement, Disability or death.

              4.    Qualified Matching Contributions (QMAC):

              [ ]   a.   For purposes of the ADP or ACP Test, all Matching
                         Contributions made to the Plan will be deemed
                         "Qualified" for purposes of calculating the Actual
                         Deferral Percentage and/or Actual Contribution
                         Percentage. All Matching Contributions must be fully vested when made and are not available for in-service withdrawal.

              [X]   b.   For purposes of the ADP or ACP Test, only Matching
                         Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual Contribution
                         Percentage Test will be deemed "Qualified" for purposes of calculating the Actual Deferral Percentage and/or
                         Actual Contribution Percentage. All such Matching
                         Contributions used must be fully vested when made and are not available for in-service withdrawal.

              5.    Qualified Non-Elective Contributions (QNEC):

              [ ]   a.   For purposes of the ADP or ACP Test, all Non-Elective
                         Contributions made to the Plan will be deemed
                         "Qualified" for purposes of calculating the Actual
                         Deferral Percentage and/or Actual Contribution
                         Percentage. All Non-Elective Contributions must be fully vested when made and are not available for in-service withdrawal.

                                       19            Section 401(k) Plan AA #010

              [X]   b.   For purposes of the ADP or ACP Test, only the
                         Non-Elective Contributions made to the Plan that are needed to meet the Actual Deferral Percentage or Actual
                         Contribution Percentage Test will be deemed "Qualified" for purposes of calculating the Actual Deferral
                         Percentage and/or Actual Contribution Percentage. All such Non-Elective Contributions used must be fully vested when made and are not available for in-service withdrawal.

         B. Qualified Matching (QMAC) and Qualified Non-Elective (QNEC) Employer Contribution Formulas:

         [ ]  1.    QMAC Contribution Formula: The Employer may contribute to
                    each eligible Participant's Qualified Matching account an amount equal to (select one or more of the following):

              [ ]   a.   $________ or _______% of the Participant's Elective
                    Deferrals.

              [ ]   b.   $________ or _______% of the Participant's Voluntary
                    After-tax Contributions.

              [ ]   c.   $________ or _______% of the Participant's Required
                    After-tax Contributions.

         [ ]  2.    Discretionary QMAC Contribution Formula: The Employer shall have the right to make a discretionary QMAC contribution.
                    The Employer's Matching Contribution shall be determined by the Employer with respect to each Plan Year's eligible
                    Participants. This part of the Employer's contribution shall be fully vested when made.

         [ ]  3.    Discretionary Percentage QNEC Contribution Formula: The
                    Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible
                    Participant's account in proportion to his or her Compensation as a percentage of the Compensation of all eligible Participants. This part of the Employer's contribution shall be fully vested when made. This contribution will be made to:

              [ ]   a.   All eligible Participants.

              [ ]   b.   Only eligible Participants who are Non-Highly
                         Compensated Employees.

         [ ]  4.    Discretionary Uniform Dollar QNEC Contribution Formula: The
                    Employer shall have the right to make a discretionary QNEC contribution which shall be allocated to each eligible
                    Participant's account in a uniform dollar amount to be determined by the Employer and allocated in a nondiscriminatory manner. This part of the Employer's contribution shall be fully vested when made and not available for in-service withdrawal. This contribution will be made to:

              [ ]   a.   All eligible Participants.

              [ ]   b.   Only eligible Participants who are Non-Highly
                         Compensated Employees.

         [X]  5.    Corrective QNEC Contribution Formula: The Employer shall
                    have the right to make a QNEC contribution in the amount necessary to pass the ADP/ACP Test or the maximum permitted under Code Section 415. This contribution will be allocated to some or all Non-Highly Compensated Participants designated by the Plan Administrator. The allocation will be the lesser of the amount required to pass the ADP/ACP Test, or the maximum permitted under Code Section 415 and is not available for in-service withdrawal. This part of the Employer's contribution shall be fully vested when made.

[ ]      C.   Discretionary Employer Contribution - Non-Integrated Formula: The
              Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be made to the accounts of eligible Participants as follows:

         [ ]  1.    Such contribution shall be allocated as a percentage of the
                    Employer's Net Profits.

                                       20            Section 401(k) Plan AA #010

         [ ]  2.    Such contribution shall be allocated as a percentage of
                    Compensation of eligible Participants for the Plan Year.

         [ ]  3.    Such contribution shall be allocated in an amount fixed by an appropriate action of the Employer as of the time prescribed by law.

         [ ]  4.    Such contribution shall be allocated equally in a uniform
                    dollar amount to each eligible Participant.

         [ ]  5.    Such contribution shall be allocated in the same dollar
                    amount to each eligible Participant per Hour of Service the Participant is entitled to Compensation.

[X]      D.   Discretionary Employer Contribution - Excess Integrated Allocation
              Formula: The Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be allocated to the accounts of eligible Participants as follows:

              Only one plan maintained by the Employer may be integrated with Social Security. Any Plan utilizing a Safe Harbor formula provided in Section VII of this Adoption Agreement may not apply the Safe Harbor Contribution to the integrated allocation formula. If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan covering the same Employees, paragraphs (1) and (2) below may be disregarded and 5.7%, 5.4% or 4.3% may be substituted for 2.7%, 2.4% or 1.3% where it appears in paragraph (3) below.

              1. Step One: To the extent contributions are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

              2. Step Two: Any remaining Employer contributions will be allocated up to a maximum of 3% of excess Compensation of all Participants to Participants who have Compensation in excess of the Integration Level (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation in excess of the Integration Level. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total excess Compensation of Participants.

              3. Step Three: Any remaining Employer contributions will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation step. If the Integration Level defined at Section III(E) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation up to the Integration Level and excess Compensation. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total Compensation including excess Compensation of Participants.

              4. Step Four: Any remaining Employer contributions will be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[ ]      E.   Discretionary Employer Contribution - Base Integrated Allocation
              Formula: The Employer shall have the right to make a discretionary contribution. To the extent that such contributions

                                       21            Section 401(k) Plan AA #010
              are sufficient, they shall be allocated as follows:

              ________% of each eligible Participant's Compensation, plus

              ________% of Compensation in excess of the Integration Level defined at Section III(E) hereof.

              The percentage of excess Compensation may not exceed the lesser of
              (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies an Integration Level in Section III(E) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Integration Level is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Integration Level is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

              Only one Plan maintained by the Employer may be integrated with Social Security. Any Plan utilizing a Safe Harbor formula as provided in Section VII of this Adoption Agreement may not apply the Safe Harbor Contributions to the integrated allocation formula.

[ ]      F.   Uniform Points Allocation Formula: The allocation for each eligible Participant will be determined by a uniform points method. Each eligible Participant's allocation shall bear the same relationship to the Employer contribution as the Participant's total points bears to all points awarded. Each eligible
              Participant will receive _____ points for each of the following:

         [ ]  1.    _____ year(s) of age.

         [ ]  2.    _____ Year(s) of Service determined:

              [ ]   a.   In the same manner as determined for eligibility.

              [ ]   b.   In the same manner as determined for vesting.

              [ ]   c.   Points  will not be  awarded  with  respect  to Year(s)
                         of Service in excess of ________.

         [ ]  3.    $_________ (not to exceed $200) of Compensation.

[ ]      G.   Additional Adopting Employers:

         [ ]  1.    All participating Employers' contributions under Section
                    VIII entitled "Employer Contributions" above and forfeitures, if applicable, attributable to each specific contribution source shall be pooled together and allocated uniformly among all eligible Participants.

         [ ]  2.    Each participating Employer's contribution under Section
                    VIII above and forfeitures attributable to each specific contribution source made by such Employer shall be allocated only to eligible Participants of the participating Employer.

              Where contributions and forfeitures are to be allocated to eligible Participants by participating Employers, each such Employer must maintain data demonstrating that the allocations by group satisfy the nondiscrimination rules under Code Section 401(a)(4).

                                       22            Section 401(k) Plan AA #010

[X]      H.   Minimum Employer Contribution Formula Under Top-Heavy Plans:

              For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions (excluding Elective Deferrals and/or Matching Contributions) allocated to non-Key Employees shall not be less than the amount required under the Basic Plan Document #01. The eligibility of a Participant to receive Top-Heavy Contributions mirrors the eligibility for any contribution with the earliest Entry Date. Top-Heavy minimums will be allocated to:

         [ ]  1.    all eligible Participants.

         [X]  2.    only eligible non-Key Employees who are Participants.

IX.      ALLOCATIONS TO PARTICIPANTS

         A.   This is a Safe Harbor Plan:

         [ ] Employer Non-Elective and/or Matching Contributions will be made to all Employees who have satisfied the Safe Harbor eligibility requirements.

         B.   Allocation Accrual Requirements:

              A Year of Service for eligibility to receive an allocation of Employer contributions will be determined on the basis of the:

         [ ]  1.    Elapsed Time method.

         [X]  2.    Hours of Service method. A Year of Service will be credited upon completion of the requirements below. A Year of Service for allocation accrual purposes cannot be less than 1 Hour of Service nor greater than 1,000 hours by operation of law.
                    If left blank, the Plan will use 1,000 hours. Enter whole digit numbers only.

                    a.   Active Participants:

                    CONTRIBUTION TYPE                 HOURS OF SERVICE REQUIREMENT
                    --------------------------------------------------------------
                    All contributions
                    --------------------------------------------------------------
                    Non-Safe Harbor Match Formula 1   1
                    --------------------------------------------------------------
                    Employer Discretionary            1000
                    --------------------------------------------------------------
                    QNECs
                    --------------------------------------------------------------
                    QMACs
                    --------------------------------------------------------------
                    Non-Safe Harbor Match Formula 2
                    --------------------------------------------------------------

                    b.   Terminated Participants:

                    CONTRIBUTION TYPE                 HOURS OF SERVICE REQUIREMENT
                    --------------------------------------------------------------
                    All contributions
                    --------------------------------------------------------------
                    Non-Safe Harbor Match Formula 1   1
                    --------------------------------------------------------------
                    Employer Discretionary            1000
                    --------------------------------------------------------------
                    QNECs
                    --------------------------------------------------------------
                    QMACs
                    --------------------------------------------------------------
                    Non-Safe Harbor Match Formula 2
                    --------------------------------------------------------------

         C.   Allocation of Contributions to Participants:

              Employer contributions for a Plan Year will be allocated to all Participants who have met the allocation accrual requirements at
              Section IX(B) above and who have met the following allocation accrual requirements (check all applicable boxes):

                                       23            Section 401(k) Plan AA #010

                                                         Match      Match
                                                         Formula 1  Formula 2  QNEC  QMAC   Discretionary
                                                         ---------  ---------  ----  ----   -------------
              1.  For Plans using the Elapsed Time
                  method, contributions will be
                  allocated to terminated Participants
                  who have completed __________
                  (not more than 12) months of Service      [ ]        [ ]      [ ]   [ ]       [ ]

              2.  Employed on the last day
                  of the Plan Year                          [ ]        [ ]      [ ]   [ ]       [ ]

              3.  The Hours of Service or Period of
                  Service requirement in the Plan
                  Year of termination is waived due to:

                  a.   Retirement                           [ ]        [ ]      [ ]   [ ]       [X]

                  b.   Disability                           [ ]        [ ]      [ ]   [ ]       [X]

                  c.   Death                                [ ]        [ ]      [ ]   [ ]       [X]

                  d.   Other                                [ ]        [ ]      [ ]   [ ]       [ ]
                       ______________________________________*

                  e.   No last day of the Plan Year
                       requirement in Plan Year of
                       any of the above events              [ ]        [ ]      [ ]   [ ]       [ ]
              *   The event designated by the Employer may be applied to all Participants in a nondiscriminatory manner.

[ ]      D.   Contributions to Disabled Participants:

              The Employer will make contributions on behalf of a Participant who is permanently and totally disabled. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee. These contributions will be 100% vested when made.

X.       DISPOSITION OF FORFEITURES

[X]      A.   Not applicable.  All contributions are fully vested.

              If (A) is selected, do not complete (B) or (C) below.

                                       24            Section 401(k) Plan AA #010

         B.   Forfeiture Allocation Alternatives:

              Select the method in which forfeitures associated with the contribution type will be allocated (number each item in order of use).

                                                                              Employer Contribution Type
                                                                       ---------------------------------------
                                                                       All Non-Safe Harbor     All Other
              Disposition Method                                       Matching Contributions  Contributions
              -------------------------------------------------------  ----------------------  ---------------
              1.  Restoration of Participant's forfeitures.               _______________      _______________

              2.  Used to reduce the Employer's
                  contribution under the Plan.                            _______________      _______________

              3.  Used to reduce the Employer's
                  Matching Contribution.                                  _______________      _______________

              4.  Used to offset Plan expenses.                           _______________      _______________

              5.  Added to the Employer's contribution
                  (other than Matching) under the Plan.                   _______________      _______________

              6.  Added to the Employer's Matching
                  Contribution under the Plan.                            _______________      _______________

              7.  Allocate to all Participants
                  eligible to share in the allocations
                  in the same proportion that each
                  Participant's Compensation for the
                  year bears to the Compensation of all
                  other Participant's for such year.                      _______________      _______________

              8.  Allocate to all NHCEs eligible to share
                  in the allocations in proportion to each such
                  Participant's Compensation for the year.                _______________      _______________

              9.  Allocate to all NHCEs eligible to share in the
                  allocations in proportion to each such
                  Participant's Elective Deferrals for the year.          _______________      _______________

              10. Allocate to all Participants eligible to share in
                  the allocations in the same proportion that
                  each Participant's Elective Deferrals for the year
                  bears to the Elective Deferrals of all Participants
                  for such year.                                          _______________      _______________

              Participants eligible to share in the allocation of other Employer Contributions under Section VIII shall be eligible to share in the allocation of forfeitures except where allocations are only to Non-Highly Compensated Employees.

         C.   Timing of Allocation of Forfeitures:

              If no distribution or deemed distribution has been made to a former Participant, nonvested portions shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one-year Break in Service.

              If a former Participant has received the full amount of his or her vested interest, the nonvested portion of his or her account shall be forfeited and shall be disposed of:

                                       25            Section 401(k) Plan AA #010

         [ ]  1.    during the Plan Year following the Plan Year in which the
                    forfeiture arose.

         [ ]  2.    as of any Valuation or Allocation Date during the Plan Year
                    (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives payment of his or her vested benefit.

         [ ]  3.    at the end of the Plan Year during which the former
                    Participant incurs his or her ___________ (1st, 2nd, 3rd,
                    4th or 5th) consecutive one-year Break in Service.

         [ ]  4.    as of the end of the Plan Year during which the former
                    Participant received full payment of his or her vested benefit.

         [ ]  5.    as of the earlier of the first day of the Plan Year, or the first day of the seventh month of the Plan Year following the date on which the former Participant has received full payment of his or her vested benefit.

         [ ]  6.    as of the next Valuation or Allocation Date following the
                    date on which the former Participant receives full payment of his or her vested benefit.

XI. MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS

         A.   Plans Maintained By The Employer:

         [X]  1.    This is the only Plan the Employer maintains. In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions pursuant to paragraph 10.2 of the Basic Plan Document #01, shall be:

              [X]   a.   Placed in a suspense account for the benefit of the
                         Participant without the crediting of gains or losses for the benefit of the Participant.

              [ ]   b.   Reallocated as additional Employer contributions to all
                         other Participants to the extent that they do not have any Excess Amount.

              If no method is specified, the suspense account method will be used.

         [ ]  2.    The Employer does maintain another Plan [including a Welfare
                    Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

                    a. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                    [ ]  i.      The provisions of Article X of the Basic Plan
                                 Document #01 will apply as if the other plan were a Master or Prototype Plan.

                    [ ]  ii.     The Employer has specified below the method
                                 under which the plans will limit total Annual
                                 Additions to the Maximum Permissible Amount,
                                 and will properly reduce any Excess Amounts in
                                 a manner that precludes Employer discretion.
                                 _______________________________________________
                                 _______________________________________________
                                 _______________________________________________

                         Employers who maintained a qualified Defined Benefit Plan, prior to January 1, 2000, should complete Schedule C to document the preamendment operation of the Plan.

                                       26            Section 401(k) Plan AA #010

                    b. Allocation of Excess Annual Additions: In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions, shall be:

                    [ ]  i.      Placed in a suspense account for the benefit of
                                 the Participant without the crediting of gains or losses for the benefit of the Participant.

                    [ ]  ii.     Reallocated as additional Employer
                                 contributions to all other Participants to the extent that they do not have any Excess Amount.

                    If no method is specified, the suspense account method will be used.

         B.   Top-Heavy Provisions:

              In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied in the elected manner:

         [X]  1.    This is the only Plan the Employer maintains or ever
                    maintained. The minimum contribution will be satisfied by this Plan.

         [ ]  2.    The Employer does maintain another Defined Contribution
                    Plan. The minimum contribution will be satisfied by:

              [ ]   a.   this Plan.

              [ ]   b.   ______________________________________________________
                         (Name of other Qualified Plan)

         [ ]  3.    The Employer maintains a Defined Benefit Plan. A method is stated below under which the minimum contribution and
                    benefit provisions of Code Section 416 will be satisfied.
                    ____________________________________________________________
                    ____________________________________________________________

XII.     ANTIDISCRIMINATION TESTING

         For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan, as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

[ ]      A.   The Plan is not subject to ADP or ACP testing. The Plan does not offer Voluntary After-tax or Required After-tax Contributions and it either meets the Safe Harbor provisions of Section VII of this Adoption Agreement, or it does not benefit any Highly Compensated
              Employees.

[X]      B.   Testing Elections:

         [X]  1.    This Plan is using the Prior Year testing method for
                    purposes of the ADP and ACP Tests.

         [ ]  2.    This Plan is using the Current Year testing method for
                    purposes of the ADP and ACP Tests.

              If no election is made, the Plan will use the Current Year testing method.

              This election cannot be rescinded for a Plan Year unless (1) the Plan has been using the Current Year testing method for the preceding 5 Plan Years or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in IRS Notice 98-1 (or other superseding guidance) for changing from the Current Year testing method.

                                       27            Section 401(k) Plan AA #010

              A Prototype Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts its GUST-restated Plan document.

[ ]      C.   Testing Elections for the First Plan Year:

              Complete only when Prior Year testing method election is made.

         [ ]  1.    If this is not a successor Plan, then for the first Plan
                    Year this Plan permits (a) any Participant to make Employee contributions, (b) provides for Matching Contributions or
                    (c) both, the ACP used in the ACP Test for Participants who are Non-Highly Compensated Employees shall be such first
                    Plan Year's ACP. Do not select this option if the Employer is using the "deemed 3%" rule.

         [ ]  2.    If this is not a  successor  Plan,  then for the first Plan
                    Year this Plan permits any Participant to make Elective
                    Deferrals, the ADP used in the ADP Test for Participants who are Non-Highly Compensated Employees shall be such first
                    Plan Year's ADP. Do not select this option if the Employer is using the "deemed 3%" rule.

[ ]      D.   Recharacterization:

              Elective Deferrals may be recharacterized as Voluntary After-tax Contributions to satisfy the ADP Test. The Employer must have elected to permit Voluntary After-tax Contributions in the Plan for this election to be operable.

XIII.    VESTING

         Participants shall always have a fully vested and nonforfeitable interest in their Employee contributions (including Elective Deferrals, Required After-tax and Voluntary After-tax Contributions), Qualified Matching Contributions ("QMACs"), Qualified Non-Elective Contributions ("QNECs") or Safe Harbor Matching or Non-Elective Contributions and their investment earnings.

         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule(s) selected below except in any Plan Year during which the Plan is determined to be Top-Heavy. In any Plan Year in which the Plan is Top-Heavy, the Two-twenty vesting schedule [option (B)(4)] or the three-year cliff schedule [option
         (B)(3)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option
         (B)(4) or (B)(3), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement.

         A.   Vesting Computation Period:

              A Year of Service for vesting will be determined on the basis of the (choose one):

         [X]  1.    Not applicable.  All contributions are fully vested.

         [ ]  2.    Elapsed Time method.

         [ ]  3.    Hours  of  Service  method.  A Year of  Service  will be
                    credited upon completion of __________ Hours of Service. A
                    Year of Service for vesting purposes will not be less than 1
                    Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

              The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

         [X]  4.    shall not be applicable since Participants are always fully vested.

                                       28            Section 401(k) Plan AA #010

         [ ]  5.    shall not be applicable, as the Plan is using Elapsed Time.

         [ ]  6.    shall  commence on the date on which an Employee  first
                    performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

         [ ]  7.    shall commence on the first day of the Plan Year during
                    which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

              For Plans not using Elapsed Time, a Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the 12-consecutive month computation period. A Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

         B.   Vesting Schedules:

              Select the appropriate schedule for each contribution type and complete any blank vesting percentages from the list below and insert the option number in the vesting schedule chart below.

                                            Years of Service
                    --------------------------------------------------------
                     1        2         3        4       5         6       7
                    ---      ---       ---      ---     ---       ---     ---

              1.    Full and immediate  Vesting

              2.    ___%     100%

              3.    ___%     ___%      100%

              4.    ___%      20%       40%      60%      80%     100%

              5.    ___%     ___%       20%      40%      60%      80%    100%

              6.     10%      20%       30%      40%      60%      80%    100%

              7.    ___%     ___%      ___%     ___%     100%

              8.    ___%     ___%      ___%     ___%     ___%     ___%     100%

              The percentages selected for schedule (8) may not be less for any year than the percentages shown at schedule (5 ).

                    Vesting Schedule Chart     Employer Contribution Type
                    ----------------------     ----------------------------------------------------
                            1                  All Employer Contributions
                    ______________________     Safe Harbor Contributions (Matching or Non-Elective)
                            1                  QMACs and QNECs
                    ______________________     Non-Safe Harbor Match - Formula 1
                    ______________________     Non-Safe Harbor Match - Formula 2
                    ______________________     Match on Voluntary After-tax Contributions
                    ______________________     Match on Required After-tax Contributions
                    ______________________     Discretionary Contributions
                            1                  Top-Heavy Minimum Contribution
                    ______________________     Other Employer Contribution

                                       29            Section 401(k) Plan AA #010

         C.   Service Disregarded for Vesting:

         [X]  1.    Not applicable.  All Service is recognized.

         [ ]  2.    Service prior to the Effective Date of this Plan or a
                    predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

         [ ]  3.    Service prior to a Participant having attained age 18 is
                    disregarded when computing a Participant's vested and nonforfeitable interest.

[ ]      D.   Full Vesting of Employer Contributions for Current Participants:

              Notwithstanding the elections above, all Employer contributions made to a Participant's account shall be 100% fully vested if the Participant is employed on the Effective Date of the Plan (or such other date as entered herein):___________________________.

XIV.     SERVICE WITH PREDECESSOR ORGANIZATION

              [X]   A.   Not applicable. The Plan does not recognize Service
                         with any predecessor organization.

              [ ]   B.   The Plan recognizes Service with all predecessor
                         organizations.

              [ ]   C.   Service with the  following  organization(s)  will be
                         recognized  for the Plan purpose indicated:

                                                            Allocation
                                              Eligibility     Accrual    Vesting
                                              -----------   ----------   -------
         _________________________________        [ ]           [ ]        [ ]

         _________________________________        [ ]           [ ]        [ ]

              Attach additional pages as necessary.

XV.      IN-SERVICE WITHDRAWALS

         A.   In-Service Withdrawals:

         [ ]  1.    In-service withdrawals are not permitted in the Plan.

         [X]  2.    In-service  withdrawals  are  permitted  in the  Plan.
                    Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):

                                                                WITHDRAWAL RESTRICTIONS
                    CONTRIBUTION TYPES           A        B        C        D       E        F        G
                    ------------------          --------------------------------------------------------
                    a.  All Contributions       [ ]      n/a      n/a      [X]     [X]      n/a      n/a

                    b.  Voluntary After-tax     [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                    c.  Required After-tax      [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                    d.  Rollover                [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      n/a

                    e.  Transfer                [ ]      [ ]      [ ]      [ ]     [ ]      [ ]      [ ]

                    f.  Elective Deferrals      [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                    g.  Qualified Non-Elective  [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                                       30            Section 401(k) Plan AA #010

                    h.  Qualified Matching      [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                    i.  Safe Harbor Matching    [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                    j.  Safe Harbor Non-
                         Elective               [ ]      n/a      n/a      [ ]     [ ]      n/a      n/a

                    k.  Vested Non-Safe Harbor
                         Matching Formula 1     [ ]      [ ]      [ ]      [ ]     [ ]       [ ]     [X]

                    l.  Vested Non-Safe Harbor
                         Matching Formula 2     [ ]      [ ]      [ ]      [ ]     [ ]       [ ]     [ ]

                    m.  Vested Discretionary    [ ]      [ ]      [ ]      [ ]     [ ]       [ ]     [X]

                    WITHDRAWAL RESTRICTION KEY

                    A.   Not available for in-service withdrawals.

                    B.   Available for in-service withdrawals.

                    C. Participants having completed five years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.

                    D. Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age.

                    E. Participants may withdraw all or any part of their Vested Account Balance after having attained age 59.5 (not less than age 59 1/2).

                    F. Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two years.

                    G. Available for withdrawal only if the Participant is 100% vested.

         B.   Hardship Withdrawals:

         [X]  1.    Hardship withdrawals are not permitted in the Plan.

         [ ]  2.    Hardship withdrawals are permitted in the Plan and will be taken from the Participant's account as follows (select one or more of these options):

              [ ]   a.   Participants may withdraw Elective Deferrals.

              [ ]   b.   Participants may withdraw Elective Deferrals and any
                         earnings credited as of December 31, 1988 (or if later, the end of the last Plan Year ending before July 1,
                         1989).

              [ ]   c.   Participants may withdraw Rollover Contributions plus
                         their earnings.

              [ ]   d.   Participants may withdraw Transfer Contributions plus
                         their earnings.

              [ ]   e.   Participants may withdraw fully vested Employer
                         contributions plus their earnings.

              [ ]   f.   Participants may withdraw vested Non-Safe Harbor
                         Matching Formula 1 Contributions plus their earnings.

              [ ]   g.   Participants may withdraw vested Non-Safe Harbor
                         Matching Formula 2

                                       31            Section 401(k) Plan AA #010

                         Contributions plus their earnings.

              [ ]   h.   Participants may withdraw Qualified Matching
                         Contributions and Qualified Non-Elective Contributions plus their earnings, and the earnings on Elective
                         Deferrals which have been credited to the Participant's account as of December 31, 1988 (or if later, the end of the last Plan Year ending before July 1, 1989).

XVI.     LOAN PROVISIONS

[X]      A.   Participant loans are permitted in accordance with the Employer's established loan procedures.

[X]      B.   Loan payments will be suspended under the Plan as permitted under
              Code Section 414(u) in compliance with the Uniformed Services
              Employment and Reemployment Rights Act of 1994.

XVII.    INVESTMENT MANAGEMENT

         A.   Investment Management Responsibility:

         [ ]  1.    The Employer shall appoint a discretionary Trustee to manage the assets of the Plan.

         [ ]  2.    The Employer shall retain investment management
                    responsibility and/or authority.

         [X]  3.    The party designated below shall be responsible for the
                    investment of the Participant's account.

                    By selecting a box, the Employer is making a designation as to whom will have authority to issue investment directives with respect to the specified contribution type (check all applicable boxes):

                                       32            Section 401(k) Plan AA #010

                                                              Trustee          Employer    Participant
                                                              -------          --------    -----------
                    a.   All Contributions                       n/a              n/a           [X]

                    b.   Employer Contributions                  [ ]              [ ]           [ ]

                    c.   Elective Deferrals                      [ ]              [ ]           [ ]

                    d.   Voluntary After-tax                     [ ]              [ ]           [ ]

                    e.   Required After-tax                      [ ]              [ ]           [ ]

                    f.   Safe Harbor Contributions               [ ]              [ ]           [ ]

                    g.   Non-Safe Harbor Match Formula 1         [ ]              [ ]           [ ]

                    h.   QMACs                                   [ ]              [ ]           [ ]

                    i.   QNECs                                   [ ]              [ ]           [ ]

                    j.   Non-Safe Harbor Match Formula 2         [ ]              [ ]           [ ]

                    k.   Rollover Contributions                  [ ]              [ ]           [ ]

                    l.   Transfer Contributions                  [ ]              [ ]           [ ]

              To the extent that Participant self-direction was previously permitted, the Employer shall have the right to either make the assets part of the general fund, or leave them as self-directed subject to the provisions of the Basic Plan Document #01.

         B.   Limitations on Participant Directed Investments:

         [X]  1.    Participants are permitted to invest among only those
                    investment alternatives made available by the Employer under the Plan.

         [ ]  2.    Participants are permitted to invest in any investment
                    alternative permitted under the Basic Plan Document #01.

[ ]      C.   Insurance:

              The Plan permits insurance as an investment alternative.

[X]      D.   ERISA Section 404(c):

              The Employer intends to be covered by the fiduciary liability provisions with respect to Participant directed investments under ERISA Section 404(c).

XVIII.   DISTRIBUTION OPTIONS

         A.   Timing of Distributions [both (1) and (2) must be completed]:

              1. Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

              2. Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

              3.    Distribution Options:

                    a. As soon as administratively feasible on or after the Valuation Date following

                                       33            Section 401(k) Plan AA #010
                         the date on which a distribution is requested or is otherwise payable.

                    b. As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                    c. As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable. (This option is recommended for daily valuation plans.)

                    d. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(1).]

                    e. As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(2).]

                    f. Only after the Participant has attained the Plan's Normal Retirement Age or Early Retirement Age, if applicable.

         B.   Required Beginning Date:

              The Required Beginning Date of a Participant with respect to a Plan is (select one from below):

         [ ]  1.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         [ ]  2.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

         [X]  3.    The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                    Except that such Participant [X] may [ ] may not elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Any distributions made pursuant to such an election will not be considered required minimum distributions. Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

              Plans which are an amendment or restatement of an existing Plan which provided for the provisions of Code Section 401(a)(9) currently in effect prior to the amendment of the Small Business Job Protection Act of 1996 must complete Schedule C.

         C.   Forms of Payment (select all that apply):

         [X]  1.    Lump sum.

         [X]  2.    Installment payments.

         [ ]  3.    Partial payments; the minimum amount will be $___________.

         [ ]  4.    Life annuity.

         [ ]  5.    Term certain annuity with payments guaranteed for
                    ___________ years (not to exceed 20).

         [ ]  6.    Joint and [ ] 50%, [ ] 66?%, [ ] 75% or [ ] 100% survivor
                    annuity.

                                       34            Section 401(k) Plan AA #010

         [ ]  7.    The default form of payment will be a direct rollover into an individual retirement account or annuity for any "cash out" distribution made pursuant to Code Sections 411(a)(7), 411(a)(11) and 417(e)(1).

         [ ]  8.    Cash.

         [ ]  9.    Employer securities.

         [ ] 10.    Other marketable securities.

              The normal form of payment is determined at Section III(J) of this Adoption Agreement.

         D.   Recalculation of Life Expectancy:

         [ ]  1.    Recalculation is not permitted.

         [X]  2.    Recalculation is permitted. When determining installment
                    payments in satisfying the minimum distribution requirements under the Plan, and life expectancy is being recalculated:

              [ ]   a.   only the Participant's life expectancy shall be
                         recalculated.

              [ ]   b.   both the Participant's and Spouse's life expectancy
                         shall be recalculated.

              [X]   c.   the Participant will determine whose life expectancy is
                         recalculated.

XIX.     SPONSOR INFORMATION AND ACCEPTANCE

         This Plan may not be used and shall not be deemed to be a Prototype Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Basic Plan Document have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.

         Acknowledged and accepted by the Sponsor this 26th day of August, 2002.

         Name:              Robert Blair

         Title:             Principal

         Signature:         /s/ Robert Blair
                            ---------------------

         Questions concerning the language contained in and qualification of the Prototype should be addressed to: Retirement Alliance, Inc.

         (Position): Pension Administrator (Phone Number): 603-647-5600

         In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Adoption Agreement.

                                       35            Section 401(k) Plan AA #010

XX.      SIGNATURES

         The Sponsor recommends that the Employer consult with its legal counsel and/or tax advisor before executing this Adoption Agreement.

         A.   Employer:

              This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Employer this__________ day of _____________________, ___________.

              Name of Employer:                      Sontra Medical Corporation

              Executed on behalf of the Employer by: Thomas Davison

              Title:                                 Trustee

              Signature:                             /s/ Thomas Davison
                                                     ---------------------
              Participating Employer:

              Name and address of any Participating Employer.

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Participating Employer this__________ day of _____________________, ___________.

              Executed on behalf of the
               Participating Employer by:  _____________________________________

              Title:                       _____________________________________

              Signature:                   _____________________________________

              Attach additional signature pages as necessary.

              The Employer understands that its failure to properly complete or amend this Adoption Agreement may result in failure of the Plan to qualify or disqualification of the Plan. The Employer by executing this Adoption Agreement acknowledges that this is a legal document with significant tax and legal ramifications.

              Employer's Reliance: The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

              This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

                                       36            Section 401(k) Plan AA #010

         B.   Trustee:

              Trust Agreement:

              [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Trustee and the terms of the contract(s) will apply.

              [X] The Trust provisions used will be as contained in the Basic Plan Document #01.

              [ ] The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

              Complete the remainder of this section only if the Trust provisions used are as contained in the Basic Plan Document #01.

              Name and address of Trustee:

              Thomas Davison, Sean F. Moran
              Employer's Address

              The assets of the Plan shall be invested in accordance with
              Article XIII of the Basic Plan Document #01. The Employer's Plan and Trust as contained herein is accepted by the Trustee this ____________ day of ____________________, ___________.

              Accepted on behalf of the Trustee by: Thomas Davison

              Title:                       President and CEO
                                           -------------------------------------
              Signature:                   /s/ Thomas Davison
                                           -------------------------------------

              Accepted on behalf of the Trustee by:   Sean F. Moran

              Title:                       CFO
                                           -------------------------------------
              Signature:                   /s/ Sean F. Moran
                                           -------------------------------------

              Accepted on behalf of the Trustee by:

              Title:                       _____________________________________

              Signature:                   _____________________________________

                                       37            Section 401(k) Plan AA #010

         C.   Custodian:

              Custodial Agreement:

              [X]   Not applicable.  There is no Custodian.

              [ ] Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Custodian and the terms of the contract(s) will apply.

              [ ] The Custodial provisions used will be as contained in Basic Plan Document #01.

              [ ] The Custodial provisions used will be as contained in the accompanying executed Custodial Agreement between the Employer and the Custodian attached hereto.

              Complete the remainder of this section only if the Custodial provisions used are as contained in the Basic Plan Document #01.

              Name and address of Custodian:

              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

              The assets of the Plan shall be invested in accordance with
              Article XIII of the Basic Plan Document #01. The Employer's Plan and Custodial Account as contained herein are accepted by the Custodian this __________ day of ________________, __________.

              Accepted on behalf of the
               Custodian by:               _____________________________________

              Title:                       _____________________________________

              Signature:                   _____________________________________

                                       38            Section 401(k) Plan AA #010

                                   SCHEDULE A

                               PROTECTED BENEFITS

This Schedule includes any prior Plan protected benefits which are not available in Basic Plan Document #01. Complete as applicable.

1.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

2.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

3.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

4.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

5.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

                                       39            Section 401(k) Plan AA #010

                                   SCHEDULE B

                              PRIOR PLAN PROVISIONS

This Schedule should be used if a prior plan contains provisions not found in Basic Plan Document #01, or where the Employer wishes to document transactions or historical provisions of the Employer's Plan.

1.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

2.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

3.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

4.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

5.       Plan Provision:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _________________________________

                                       40            Section 401(k) Plan AA #010

                                   SCHEDULE C

                       PREAMENDMENT OPERATION OF THE PLAN

The following are the adopting Employer's elective Plan provisions which conform the terms of this Prototype Plan to the preamendment operation of the Plan during the transition period between the earliest effective date under GUST (as defined below) and the effective date of adoption of this Prototype Plan and Trust which takes into account all of the changes in the qualification requirements made by the following: The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); and The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA); and The Community Renewal Tax Relief Act of 2000, Pub. L. 106-554 (CRA), hereinafter referred to collectively as GUST.

Complete as applicable and appropriate.

I.       Plan Provision: Highly Compensated Employees

         For Plan Years beginning after 1996, the Employer may elect a "Top-Paid Group" election and the Calendar Year Data election to determine the definition of Highly Compensated Employee:

         [ ]  A.    Top-Paid Group Election: A Participant (who is not a 5%
                    owner at any time during the determination year or the look-back year) who earned more than $80,000 as indexed for the look-back year is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year.
                    The election was applicable for:

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

         [ ]  B.    Calendar Year Data Election: In determining who is a Highly
                    Compensated Employee (other than a 5% owner) the Employer makes a calendar year data election. The look-back year is the calendar year beginning with or within the look-back year. The election was applicable for:

                    [ ]  1.   1998 Plan Year.
                    [ ]  2.   1999 Plan Year.
                    [ ]  3.   2000 Plan Year.
                    [ ]  4.   2001 Plan Year.

              If the elections above are made, such election shall apply to all Plans maintained by the Employer.

         [ ]  C.    Calendar Year Calculation Election (for 1997 Plan Year
                    only): Indicate below whether the Calendar Year calculation election was made for Plan Years beginning in 1997:

                    [ ]  Yes         [ ]  No

II.      Plan Provision: Family Aggregation

         Did the Pre-SBJPA Family Aggregation rules of Code Sections 401(a)(17)(a) and 414(q)(6), both in effect for Plan Years beginning before January 1, 1997, continue to apply for any purpose for Plan Years beginning after 1996?

         [X]  No

                                       41            Section 401(k) Plan AA #010

         [ ]  Yes; explain the application:_____________________________________
              __________________________________________________________________
              __________________________________________________________________

              If this rule was subsequently discontinued, indicate when rule no longer applied: __________________________________________________
              __________________________________________________________________

         Employers who adopt this Prototype Plan may not elect to continue to apply the pre-SBJA Family Aggregation rules.

III.     Plan Provision: Combined Plan Limit of Code Section 415(e)

         Did the Employer maintain a Defined Benefit Plan prior to January 1, 2000?

         [ ]  Yes        [X]  No

         Did the Plan continue to apply the combined Plan limit of Code Section 415(e) (as in effect for Limitation Years beginning before January 1, 2000) in limitation years beginning after December 31, 1999, to the extent that such election conforms to the Plan's operation?

         [ ]  Yes        [ ]  No

         If yes, specify provisions below that will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Employers who adopt this Prototype Plan may not elect to continue to apply the combined Plan limit of Code Section 415(e) in years beginning after the date the Employer adopts its GUST-related Plan.

IV.      Plan Provision: Nondiscrimination Testing

         The Small Business Job Protection Act permits the Employer to use the ADP and/or ACP of Non-Highly Compensated Employees for the prior year or current year in determining whether the plan satisfied the nondiscrimination tests.

         Employers who adopt this Prototype Plan must use the same testing method for both the ADP and ACP tests for Plan Years beginning on or after the date the Employer adopts this GUST-restated Plan. This restriction does not apply with respect to Plan Years beginning before the date the Employer adopts this GUST-restated plan.

         1.   ADP Testing Election:

         [X]  a.    Current year data for all Participants was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [X]  4.   2000 Plan Year.
                    [X]  5.   2001 Plan Year.

         [ ]  b.    Prior year data for Participants who are Non-Highly
                    Compensated Employees was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.

                                       42            Section 401(k) Plan AA #010

                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

         2.   ACP Testing Election:

         [ ]  a.    Current year data for all Participants was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

         [ ]  b.    Prior year data for Participants who are Non-Highly
                    Compensated Employees was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

V.       Plan Provision: First Plan Year Testing Elections

         For a new 401(k) Plan, the Employer could use either the current or prior year testing methods as well as a rule that deems the prior year ADP/ACP to be 3%.

         1.   ADP Testing Election:

         [ ]  a.    Current year data for all Participants was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

         [ ]  b.    Current year data for Participants who are Highly
                    Compensated Employees will be used. The ADP for Participants who are Non-Highly Compensated Employees was assumed to be 3% or the actual ADP if greater.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

         2.   ACP Testing Election:

         [ ]  a.    Current year data for all Participants was used.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

                                       43            Section 401(k) Plan AA #010

         [ ]  b.    Current year data for Participants who are Highly
                    Compensated Employees will be used. The ACP for Participants who are Non-Highly Compensated Employees was assumed to be 3% or the actual ACP if greater.

                    [ ]  1.   1997 Plan Year.
                    [ ]  2.   1998 Plan Year.
                    [ ]  3.   1999 Plan Year.
                    [ ]  4.   2000 Plan Year.
                    [ ]  5.   2001 Plan Year.

VI. Plan Provision: Distribution Alternatives For Participants Who Are Not A More Than 5% Owner

         Select (A), (B), (C) and/or (D), whichever is applicable. Subsection
         (D) must be selected to the extent that there would otherwise be an elimination of a pre-retirement age 70 1/2 distribution option for Employees other than those listed above.

         [X]  A.    Any Participant who has not had a separation from Service
                    who had attained age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2 (or by December
                    31, 1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2 (or by December
                    31, 1997, in the case of a Participant attaining age 70 1/2 in 1996).

         [ ]  B.    Any Participant who has not had a separation from Service
                    and is currently in benefit payment status because of attainment of age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (select one):

                    [ ]  1.   a new Annuity Starting Date upon recommencement,
                              or
                    [ ]  2.   no new Annuity Starting Date upon recommencement.

         [ ]  C.    Any Participant who has not had a separation from Service, and is currently in benefit payment status because of attainment of age 70 1/2 in 1997 or in a later year (or attained age 70 1/2 in 1996, but had not commenced required minimum distributions in 1996) may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (select one):

                    [ ]  1.   a new Annuity Starting Date upon recommencement,
                              or
                    [ ]  2.   no new Annuity Starting Date upon recommencement.

         [ ]  D.    The pre-retirement distribution option is only eliminated
                    with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption of the amendment to the Plan. The pre-retirement age 70 1/2 distribution option is an optional form of benefit under which benefits are payable in a particular distribution form (including any modifications that may be elected after benefit commencement) and commencing at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70 1/2 and ends April 1 of the immediately following calendar year.

VII.     Plan Provision: Mandatory Cash-out Rule

         [X] For Plan Years beginning after August 9, 1997, the $3,500 cash-out limit is increased to $5,000.

VIII.    Plan Provision: 30-Day Waiver Period

         For Plan Years beginning after December 31, 1996, if the Plan is subject to the Joint and Survivor rules did the Plan provide distributions prior to the expiration of the 30-day waiting period?

                                       44            Section 401(k) Plan AA #010

         [ ]  Yes        [ ]  No

IX.      Plan Provision: Suspension of Loan Repayments

         On or after December 12, 1994, did the Employer permit the suspension of loan repayments due to qualified military leave?

         [ ]  Yes        [X]  No

         Effective Date: _______________________________________________________

X.       Plan Provision: Hardship Distributions Treated as Eligible Rollover
                         Distributions

         The Employer had the option with respect to Hardship distributions made after December 31, 1998 to treat as eligible rollover distributions, or to delay the Effective Date until January 1, 2000. Hardship distributions were not treated as eligible rollover distributions effective as of:

         [ ]  January 1, 1999
         [ ]  January 1, 2000
         [ ]  Other (specify date): ____________________________________________

XI.      Plan Provision: 401(k) Safe Harbor Provisions

         For Plan Years beginning after 1998, the Employer may implement safe harbor provisions under Code Sections 401(m)(11) and 401(k)(12). Did the Plan elect safe harbor status?

              [ ]   Yes

              [X]   No

         If yes, enter the formulas below:

         DATE PLAN YEAR BEGINS        SECTION 401(k)         SECTION 401(m)
         -------------------------------------------------------------------

           ______/_______/99
         -------------------------------------------------------------------

           ______/_______/00
         -------------------------------------------------------------------

           ______/_______/01
         -------------------------------------------------------------------

XII.     Other Plan Provisions:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Effective Date: _______________________________________________________

                                       45            Section 401(k) Plan AA #010

                                   SCHEDULE D

          SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION

The following elections are made with regard to the Plan's Safe Harbor status pursuant to Section VII herein. For Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with IRS Notices 98-52 and 2000-3.

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VII herein apply.

1. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

2. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

3. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

4. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

5. For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

                                       46            Section 401(k) Plan AA #010

                                   SCHEDULE E

                         COLLECTIVE AND COMMINGLED FUNDS

The Trustee is authorized to invest all or any part of the Fund in the following Collective and Commingled Funds as provided for in the Basic Plan Document #01:

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                       47            Section 401(k) Plan AA #010

                                    AMENDMENT
                                     TO THE
                                 NONSTANDARDIZED
                      CASH OR DEFERRED PROFIT-SHARING PLAN
                             ADOPTION AGREEMENT #010

1. Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, Section VI of the Nonstandardized Cash or Deferred Profit-Sharing Adoption Agreement #010 entitled "EMPLOYEE CONTRIBUTIONS" is amended by adding the following new sections:

         "J".       Catch-up Contributions (select one):

                    [X]  1.   Shall apply to contributions after 12/31/01.
                              (enter December 31, 2001 or a later date).

                    [ ]  2.   Shall not apply.

         K.         Direct Rollovers:

                    The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check each that apply):

         [X]        1.        A Qualified Plan described in Code Section 401(a)
                              or 403(a), excluding Voluntary After-tax
                              Contributions.

         [ ]        2.        A Qualified Plan described in Code Section 401(a)
                              or 403(a), including Voluntary After-tax
                              Contributions.

         [X]        3.        An annuity contract described in Code Section
                              403(b), excluding Voluntary After-tax
                              Contributions.

         [X]        4.        An eligible plan under Code Section 457(b) which
                              is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

         L.         Participant Rollover Contributions from Other Plans:

                    The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution from (check only those that apply):

         [X]        1.        A Qualified Plan described in Code Section 401(a)
                              or 403(a).

         [X]        2.        An annuity contract described in Code Section
                              403(b).

         [X]        3.        An eligible plan under Code Section 457(b) which
                              is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         M.         Participant Rollover Contributions from IRAs:

                    The Plan (select one):

                    [X]       1.     will

                    [ ]       2.     will not

                    accept a Participant Rollover Contribution of the portion of a distribution from an Individual Retirement Account [which was not used as a conduit] or Annuity described in Code Section

                                        1            Section 401(k) Plan AA #010

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                    408(a) or 408(b) that is eligible to be rolled over and
                    would otherwise be includable in gross income.

         N. Effective Date of Direct Rollover and Participant Rollover Contribution Provisions:

         The provisions of (K), (L) and (M) above as they apply to Paragraph 4.4 of the Basic Plan Document #01 entitled "Rollover Contributions" shall be effective 01/01/2002 (enter a date no earlier than January 1, 2002)."

2. Section VIII(A) of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "Matching Employer Contrbutions" will be amended effective ___________________________ by the addition of a new paragraph 6, which shall read as follows:

         6.         Catch-Up Contributions:

                    [ ]  a.   Catch-Up contributions made by the Participants
                              will not be matched by the Employer.

                    [X]  b.   Catch-Up Contributions made by the Participants
                              will be matched on the same formula, terms and conditions as provided in Section VIII of the Adoption Agreement. A Matching Contribution will be made on the basis of the contribution type(s) selected below:

                         [X]  i.     Elective Deferrals
                         [ ]  ii.    403(b) Deferrals"

3. Section XI of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "MULTIPLE PLANS MAINTAINED BY THE SAME EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS" will be amended effective _____________ by the addition of a new paragraph (C) which shall read as follows:

         "C.        Minimum Benefits for Employees Also Covered Under Another
                    Plan:

                    The Employer should describe below the extent, if any, to which the Top-Heavy Minimum Benefit requirements of Code
                    Section 416(c) and paragraph 14.2 of the Basic Plan Document #01 shall be met in another plan. Please list the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan."

                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

4. Section XIII of the Nonstandardized Cash or Deferred Profit-Sharing Adoption Agreement #010 entitled, "VESTING" will be amended effective __________________ by the addition of a new paragraph (E) which shall read as follows:

         Note:      First select to whom the vesting schedule will apply.
                    Number 1 should be elected if only active Participants' Matching Contributions accounts will be affected. Letter (a) should be selected if the Employer wishes only to change the vesting schedule for contributions made to the Plan after December 31, 2001. Letter (b) should be selected if the Employer wants to change the vesting schedule for all Matching Contributions to the Plan (regardless of when made). Number 2 should be selected if the Employer wants to change the vesting schedule on Matching Contributions for all Participants - regardless of whether they are active or inactive. The applicable vesting schedule shall be selected from number 3 through 7 below.

                                        2            Section 401(k) Plan AA #010

         E.         Vesting of Employer Matching Contributions:

              [ ]   1.        Participants who have completed one Hour of
                              Service after 2001

                    [ ]       a.   The vesting schedule of Employer Matching
                                   Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply only to account balances derived from Employer
                                   Matching Contributions attributable to a Plan
                                   Year beginning after December 31, 2001.

                    [ ]       b.   The vesting schedule of Employer Matching
                                   Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply to all Participants with an account balance derived from Employer Matching Contributions.

              [ ]   2.        All Plan Participants:

                    [ ]       a.   The vesting schedule of Employer Matching
                                   Contributions as described in paragraph 9.2 of the Basic Plan Document #01 shall be selected below and shall apply to all Participants with an account balance derived from Employer Matching Contributions.

              The vesting schedule for Employer Matching Contributions shall be as follows:

              [ ]   3.        Not applicable. There are no Matching
                              Contributions made to the Plan.

              [X]   4.        Not applicable. The current formula(s) are equal
                              to or greater than the three year cliff or six year graded vesting schedules.

              [ ]   5.        A Participant's account balance derived from
                              Employer Matching Contributions shall be fully and immediately vested.

              [ ]   6.        A Participant's account balance derived from
                              Employer Matching Contributions shall be nonforfeitable upon the Participant's completion of three (3) years of vesting Service.

              [ ]   7.        A Participant's account balance derived from
                              Employer Matching Contributions shall vest according to the following schedule:

                              Years of Vesting Service         Vested Percentage
                              ------------------------         -----------------
                                          2                           20%
                                          3                           40%
                                          4                           60%
                                          5                           80%
                                          6                          100%

5. Section XV of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "IN-SERVICE WITHDRAWALS" will be amended by the addition of a new paragraph (C) which shall read as follows:

         "C.  Suspension Period for Hardship Distribution (select one):

         [ ]  1.    A Participant who receives a distribution in calendar year
                    2001 on account of Hardship shall be prohibited from making
                    Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.

                                        3            Section 401(k) Plan AA #010

         [ ]  2.    A Participant who receives a distribution in calendar year
                    2001 on account of Hardship shall be prohibited from making
                    Elective Deferrals and Voluntary After-tax Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment."

6. Section XVIII of the Nonstandardized Cash or Deferred Profit-Sharing Plan Adoption Agreement #010 entitled, "DISTRIBUTION OPTIONS" will be amended effective 01/01/2002 by the addition of two new paragraphs (E) and (F) which shall read as follows:

         E.   Treatment of Rollovers in Application of Involuntary Cash-out
              Provisions:

              The Employer (select one):

              [X]   Elects

              [ ]   Does not elect

              to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

              If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after 01/01/2002 (enter a date no earlier than December 31, 2001) with respect to Participants who separated from Service after 01/01/2002 (enter the date; this date may be earlier than December 31, 2001).

         F.   Distribution Upon Severance from Employment:

              Distribution upon severance from employment as described in paragraph 6.6(d) of the Basic Plan Document #01 shall apply for distributions after 01/01/2002 (enter a date no earlier than December 31, 2001):

              [X]   regardless of when the severance from employment occurred.

              [ ] for severance from employment occurring after __________ (enter the Effective Date if different than the Effective Date above)."

         Executed, this 9th day of September.

                                                     Sontra Medical Corporation
                                                     --------------------------
                                                     Name of Employer
                                                     Thomas Davison
                                                     --------------------------
                                                     Signed By
                                                     /s/ Thomas Davison
                                                     --------------------------
                                                     Signature

                                                   Section 401(k) Plan AA #010
                                        4

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                                        5            Section 401(k) Plan AA #010